UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________

FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
April 29, 2010
_______________________

GENERAL MARITIME CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

REPUBLIC OF THE MARSHALL ISLANDS
(STATE OR OTHER JURISDICTION OF INCORPORATION)

001-34228	66-071-6485
(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

299 Park Avenue
New York, New York 10171
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(212) 763-5600
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Not Applicable
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

The Company today disclosed the following information on its website at www.generalmaritimecorp.com:

Currently, 44% of the Company’s expected operating days for 2010 have been booked on time charters at a TCE of approximately $23,000 per day.  The Company’s contracted revenue for 2010 is approximately $109,000,000 and represents 66% of estimated core fixed costs on time chartered vessels.

The Company has booked charter rates of approximately $28,207 per day for 36% of the total number of days that its Suezmax vessels are expected to be available for hire in the spot market in the Company’s second quarter ending June 30, 2010.  The Company has booked charter rates of approximately $14,896 per day for 33% of the total number of days that its Aframax vessels are expected to be available for hire in the spot market in the Company’s second quarter ending June 30, 2010.

Core fixed costs, as used by the Company's management, is direct vessel operating expenses under time charters, general and administrative expenses excluding restricted stock amortization, drydock capital expenditures, and interest expense. Core fixed costs as used herein do not represent all of the Company's expenses and may not be comparable to similar terms used by other companies.

Direct vessel operating expenses under time charters are based on management's estimates and budgets submitted by the Company's technical managers. The Company believes direct vessel operating expenses are best measured for comparative purposes over a 12-month period. Projected direct vessel operating expenses for 2010 are based on the Company’s budget. Projected direct vessel operating expenses for the Arlington vessels are based upon the actual amounts set forth in their management contracts or, in the case of those vessels with expired contracts, a budget provided by third-party technical management. General and administrative expenses excluding restricted stock amortization are based on the Company's 2010 budget. Drydock capital expenditures consist only of drydock costs and exclude any other capital expenditures such as vessel purchases. Drydocking projections for 2010 represent the Company's total drydocking budget for 2010 including capital improvements as estimated by our technical managers. We estimate that 5 of our vessels will undergo scheduled maintenance capital expenditures in 2010. Interest expense is calculated based on management's estimate of the total debt outstanding for the year times LIBOR plus the relevant margin over the period with respect to our 2005 Credit Facility and 12% with respect to our Senior Notes.

The Company also made available on its website at www.generalmaritimecorp.com estimates for its expected results in 2010 with respect to the following items:

2010 Estimate

Estimated General and Administrative Expenses for remaining 3 quarters (1)	$28,000,000
Estimated Restricted Stock Compensation Expense for remaining 3 quarters (1)	6,000,000
Estimated Daily Direct Vessel Operating Expenses for remaining 3 quarters (2)	71,000,000
- Aframax per day	8,419
- Suezmax per day	8,278
- VLCC per day	12,128
- Panamax per day	6,890
- Handymax per day	6,522
Estimated Depreciation and Amortization for remaining 3 quarters (3)	68,000,000
Estimated Drydock Costs for remaining 3 quarters (4)	25,000,000
Budgeted Interest Expense (assuming LIBOR at 1%)	76,000,000

(1) Estimated General and Administrative Expenses are based on a budget and may vary.

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(2) Estimated Daily Vessel Operating Expenses are based on management’s estimates and budgets submitted by the Company’s technical management department.

(3)  Estimated Depreciation & Amortization are based on the acquisition value of the current fleet and the depreciation of estimated drydocking costs.

(4) Estimated Drydocking represents budgeted drydocking expenditure and timing based on management estimates. Five vessels are scheduled for drydocking in 2010.  The Company estimates a total of approximately 270 offhire days remaining in 2010; 72 in the second quarter ending June 30, 2010, 70 in the third quarter ending September 30, 2010 and 128 in the fourth quarter ending December 31, 2010.  There were 31 offhire days for the first quarter of 2010 from vessels in transit to drydocking.

As of March 31, 2010, the Company is in compliance with all financial covenants under its 2005 Credit Facility and Senior Notes.

The Company’s estimates are subject to change, and actual results may differ significantly from these estimates.

 “Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995

This current report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management's current expectations and observations. Included among the factors that, in the Company's view, could cause actual results to differ materially from the forward looking statements contained in this current report on Form 8-K are the following: loss or reduction in business from the Company’s significant customers; the failure of the Company’s significant customers to perform their obligations owed to us; changes in demand; a material decline in rates in the tanker market; changes in production of or demand for oil and petroleum products, generally or in particular regions; greater than anticipated levels of tanker newbuilding orders or lower than anticipated rates of tanker scrapping; changes in rules and regulations applicable to the tanker industry, including, without limitation, legislation adopted by international organizations such as the International Maritime Organization and the European Union or by individual countries; actions taken by regulatory authorities; actions by the courts, the U.S. Coast Guard, the U.S. Department of Justice or other governmental authorities and the results of the legal proceedings to which the Company or any of its vessels may be subject; changes in trading patterns significantly impacting overall tanker tonnage requirements; changes in the typical seasonal variations in tanker charter rates; changes in the cost of other modes of oil transportation; changes in oil transportation technology; increases in costs including without limitation: crew wages, insurance, provisions, repairs and maintenance; changes in general domestic and international political conditions; changes in the condition of the Company's vessels or applicable maintenance or regulatory standards (which may affect, among other things, the company's anticipated drydocking or maintenance and repair costs); changes in the itineraries of the Company’s vessels; adverse changes in foreign currency exchange rates affecting the Company’s expenses; and other factors listed from time to time in the Company’s filings with the Securities and Exchange Commission, including, without limitation, its Annual Report on Form 10-K for the year ended December 31, 2009 and its subsequent reports on Form 8-K.  The Company’s ability to pay dividends in any period will depend upon factors including applicable provisions of Marshall Islands law, restrictions under the Company’s existing Credit Facility and indenture governing the Company’s Senior Notes and the final determination by the Board of Directors each quarter after its review of the Company’s financial performance.  The timing and amount of dividends, if any, could also be affected by factors affecting cash flows, results of operations, required capital expenditures, or reserves.  As a result, the amount of dividends actually paid may vary.

The information set forth under Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MARITIME CORPORATION
(Registrant)

By:	/s/ John C. Georgiopoulos
Name:	John C. Georgiopoulos
Title:	Executive Vice President

Date: April 29, 2010